UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 11, 2024
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 11, 2024, Marc Grandisson, Chief Executive Officer of Arch Capital Group Ltd. (the “Company”), notified the board of directors (the “Board”) of the Company of his decision to retire from his employment with the Company. Mr. Grandisson will cease to be Chief Executive Officer of the Company and a member of the Board effective October 15, 2024. He will receive the benefits he is entitled to under Sections 5.02 and 9.01 of his Employment Agreement dated as of April 9, 2018 and under his equity-based compensation awards as a retiree under the applicable equity award agreements, subject to compliance with the terms and conditions thereof.
In accordance with the Company’s succession plan, the Board approved the appointment of Nicolas Papadopoulo as Chief Executive Officer of the Company and as a member of the Board, effective October 13, 2024. In connection with such appointment, the Company and Mr. Papadopoulo entered into an Amendment to Employment Agreement, dated as of October 13, 2024 (the “Amendment”), amending the terms of Mr. Papadopoulo’s Employment Agreement dated September 19, 2017. Pursuant to the Amendment, Mr. Papadopoulo’s base salary will be $1,300,000 per annum, and his target annual bonus will be 200% of his base salary for the year. In the event of termination by Mr. Papadopoulo for “Good Reason” or by the Company without “Cause” (as those terms are defined in the Employment Agreement), Mr. Papadopoulo would be entitled to (a) base salary for the six month notice period and for the excess of 24 months over the number of months, if any, he is on garden leave, (b) 200% of his annual target bonus, (c) a pro-rated portion of his target annual bonus through the date of notice of termination, and (d) continuation of major medical insurance coverage for a period of up to 18 months.
Mr. Papadopoulo, age 62, has served as President and Chief Underwriting Officer of Arch Capital and Chief Executive Officer of Arch Worldwide Insurance Group since January 2021. From September 2017 to December 2020, Mr. Papadopoulo was Chairman and Chief Executive Officer of Arch Worldwide Insurance Group and Chief Underwriting Officer for Property and Casualty Operations. From July 2014 to September 2017, Mr. Papadopoulo was Chairman and Chief Executive Officer of Arch Reinsurance Group at Arch Capital. He joined Arch Reinsurance Ltd. in December 2001 where he held a variety of underwriting roles. Prior to joining the Company, he held various positions at Sorema N.A. Reinsurance Group, a U.S. subsidiary of Groupama, and he was also an insurance examiner with the Ministry of Finance, Insurance Department, in France. Mr. Papadopoulo graduated from École Polytechnique in France and École Nationale de la Statistique et de l’Administration Economique in France with a master’s degree in statistics. He is also a Member of the International Actuarial Association and a Fellow at the French Actuarial Society.
Aside from transactions previously disclosed by the Company in its definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2024, Mr. Papadopoulo has not been involved in any other transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Papadopoulo and any other person pursuant to which he was selected as director. There are also no family relationships between Mr. Papadopoulo and any other director or executive officer of the Company. To the extent any information called for by Item 5.02(d)(3) of the Form 8-K is not determined, the Company will provide such information, if required, in an amendment to this Current Report on Form 8-K within four business days after the information is determined or becomes available.
The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is included as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.
ITEM 7.01    Regulation FD Disclosure.
On October 14, 2024, the Company issued a press release announcing the aforementioned events. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
10.1	Amendment to Employment Agreement, dated as of October 13, 2024, between ACGL and Nicolas Papadopoulo†
99.1	Press Release, dated October 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
† Management contract or compensatory plan or arrangement.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward−looking statements. This filing or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this filing are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve its ratings; investment performance; the loss of key personnel and related decisions of the Board with respect to changes in management and compensation; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, any of which could negatively impact the Company’s business and/or expose the Company to litigation; and the other factors identified in our filings with the U.S. Securities and Exchange Commission (SEC) including our latest Annual Report on Form 10-K filed on February 23, 2024.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward−looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company’s forward-looking statements speak only as of the date of this filing or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward−looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: October 15, 2024	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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